===========================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                            -------------------




                                  FORM 8-K




                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): September 24, 1997



                                SALOMON INC
           (Exact name of registrant as specified in its charter)





              DELAWARE                   1-4346           22-1660266
    (State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation or organization)   File Number)  Identification Number)



               Seven World Trade Center
                  New York, New York                        10048
       (Address of principal executive offices)          (Zip Code)


                               (212) 783-7000
            (Registrant's telephone number, including area code)



       (Former name or former address, if changed since last report)

===========================================================================

Item 5.  OTHER EVENTS

          On September 24, 1997, Salomon Inc (the "Registrant") and Travelers Group Inc. ("Travelers") entered into an Agreement and Plan of Merger dated as of September 24, 1997 (the "Merger Agreement"), pursuant to which a wholly owned subsidiary of Travelers will merge (the "Merger") with and into the Registrant. Under the terms of the Merger Agreement, each share of the common stock, par value $1.00 per share, of the Registrant will be exchanged for 1.695 shares (after giving effect to Travelers' 3-for-2 stock split in November 1997) of the common stock, par value $.01 per share, of Travelers, each share of preferred stock of the Registrant will be converted into a share of a substantially identical series of preferred stock of Travelers and the Registrant will become a wholly owned subsidiary of Travelers. The transaction will be a tax-free exchange and will be accounted for on a "pooling of interests" basis. The Merger, which is expected to be completed by the end of November 1997, is subject to customary closing conditions, including certain regulatory approvals and the approval of the Registrant's stockholders. After the Merger, the Registrant and Smith Barney Holdings Inc. ("Smith Barney") will merge.

          Travelers' Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, which includes the unaudited condensed consolidated financial statements of Travelers and its subsidiaries as of September 30, 1997 and for the nine-month periods ended September 30, 1997 and 1996, is being filed as Exhibit 99.01 to this Form 8-K and is incorporated by reference herein. Smith Barney's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, which includes the unaudited condensed consolidated financial statements of Smith Barney and its subsidiaries as of September 30, 1997 and for the nine-month periods ended September 30, 1997 and 1996, is being filed as Exhibit 99.02 to this Form 8-K and is incorporated by reference herein.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         (a)  Financial Statements of Businesses Acquired.

          See Exhibits 99.01 and 99.02 attached hereto and incorporated by reference herein.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits.

              99.01 Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 of Travelers Group Inc.

              99.02 Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 of Smith Barney Holdings Inc.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SALOMON INC,


Date:  November 21, 1997              by /s/ JEROME H. BAILEY
                                         ---------------------
                                       Name:  Jerome H. Bailey
                                       Title:  Chief Financial Officer

                               EXHIBIT INDEX


    Exhibit                              Description

    99.01    Quarterly Report on Form 10-Q for the quarter ended
             September 30, 1997 of Travelers Group Inc.

    99.02    Quarterly Report on Form 10-Q for the quarter ended
             September 30, 1997 of Smith Barney Holdings Inc.